                                                                   EXHIBIT 10.29

                        COMMON STOCK PURCHASE AGREEMENT

         THIS COMMON STOCK PURCHASE AGREEMENT (the "Agreement") is made this 28th day of February, 1995, between Browning-Ferris Industries, Inc., a Delaware corporation (the "Seller" or the "Company"), and Wachovia Bank of North Carolina, N.A., not in its individual or corporate capacity, but solely in its capacity as trustee (the "Trustee") of the Browning-Ferris Industries, Inc. Stock and Employee Benefit Trust (the "Trust", which is hereinafter sometimes referred to as the "Purchaser") under a trust agreement between the Seller and the Trustee dated as of February 28, 1995 (the "Trust Agreement").

                              W I T N E S S E T H:

         WHEREAS, as contemplated by the Trust Agreement, the Purchaser is to purchase from the Seller, and the Seller is to sell to the Purchaser, 15,000,000 shares of the Seller's Common Stock, par value $.16 2/3 per share (the "Common Shares"), all as more specifically provided herein;

         NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

                                   ARTICLE I

                          PURCHASE AND SALE OF SHARES

         1.1. Purchase and Sale. Subject to the terms and conditions set forth herein, the Seller will sell to the Purchaser, and the Purchaser will purchase from the Seller, at the Closing (as hereinafter defined), the Common Shares, and, in consideration for the Common Shares, the Purchaser will deliver to the Seller (i) the note in the form of Appendix 1 to this Agreement in the principal amount of $456,874,500 (the "Note") and (ii) cash in the amount of $2,500,500.

         1.2. Closing. The closing of the sale and purchase of the Common Shares hereunder (the "Closing") will be held at the offices of the Seller at 10:00 a.m. Houston, Texas time, on the date of execution and delivery of this Agreement by the Seller and the Purchaser, or at such other time, date and place as may be mutually agreed upon by the Seller and the Purchaser.

         1.3. Delivery and Payment. At the Closing, the Seller will deliver to the Purchaser a certificate representing the Common Shares, which certificate shall be registered in the name of the Trustee, or the name of its nominee, against payment therefor by the Purchaser to the Seller of the aggregate consideration set forth in Section 1.1 hereof. The Seller will pay all stamp and other transfer taxes, if any, that may be payable in respect of the sale and delivery of the Common Shares.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

         The Seller represents and warrants to the Purchaser as follows:

         2.1. Corporate Existence and Authority. The Seller (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) has all requisite corporate power to execute, deliver and perform this Agreement and (c) has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

         2.2. No Conflict. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate, conflict with or constitute a default under (a) the Seller's certificate of incorporation or bylaws, (b) any agreement, indenture or other instrument to which the Seller is a party or by which the Seller or its assets may be bound or (c) any law, regulation, order, arbitration, award, judgment or decree applicable to the Seller.

         2.3. Validity. This Agreement has been duly executed and delivered by the Seller and is a valid and binding agreement of the Seller enforceable against the Seller in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally, and by general principles of equity.

         2.4. The Common Shares. The Common Shares have been duly authorized and, when sold as contemplated hereby, will be validly issued, fully-paid and non-assessable shares of the Seller. No stockholder of the Seller has any preemptive or other subscription right to acquire any shares of Common Stock. The Seller will convey to the Purchaser, on the date of Closing, good and valid title to the Common Shares free and clear of any liens, claims, security interests and encumbrances.

         2.5. Litigation. There are no actions, suits, proceedings, arbitrations or investigations pending or, to the Seller's best knowledge, threatened in any court or before any governmental agency or instrumentality or arbitration panel or otherwise against or by the Seller which seek to or could restrain, prohibit, rescind or declare unlawful, or result in substantial damages in respect of, this Agreement or the performance hereof by the Seller (including, without limitation, the delivery of the Common Shares).

         2.6. Business and Financial Information. Seller has heretofore delivered to the Purchaser copies of the audited consolidated balance sheets, statements of stockholders' equity, statements of income and statements of cash flows of Seller and its consolidated subsidiaries as of and for the fiscal years ended September 30, 1993 and 1994 and the unaudited consolidated balance sheet, statement of stockholders' equity, statement of income and statement of cash flows of Seller and its consolidated subsidiaries as of and for the three months ended December 31, 1994 (including the related notes and schedules, the "Seller Financial Statements"). The Seller Financial Statements fairly present the consolidated results of operations, changes in stockholders' equity and cash flows for the periods set forth therein and the consolidated financial position as at the dates thereof of Seller and its consolidated subsidiaries, in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto and subject, in the case of unaudited financial statements, to the omission of certain notes not ordinarily accompanying such unaudited financial statements and to normal year-end audit adjustments which in each case will not be material to Seller and its consolidated subsidiaries taken as a whole. Since September 30, 1994, Seller has filed with the Securities and Exchange Commission all forms, reports and documents required pursuant to the Securities Act of 1933, as amended (the "1933 Act"), and the Securities Exchange Act of 1934, as amended (the "1934 Act"), to be filed by it (the "Disclosure Documents"). At the time filed, all of the Disclosure Documents complied as to form in all material respects with all applicable requirements of such Acts. None of the Disclosure Documents, at the time filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                  ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser represents and warrants to the Seller as follows:

         3.1. Authority; Validity. The Purchaser has full power and authority under the Trust to execute and deliver this Agreement and the Note and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Trustee on behalf of the Trust and is a valid and binding agreement of the Purchaser enforceable in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally, and by general principles of equity. The Note has been duly authorized by the trustee on behalf of the Trust and, upon execution and delivery by the Trustee on behalf of the Trust, the Note will be a valid and binding agreement of the Purchaser enforceable in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally, and by general principles of equity.

         3.2. No Conflict. The execution and delivery of this Agreement do not, and the execution and delivery of the Note and the consummation of the transactions contemplated hereby and thereby will not, violate, conflict with or constitute a default under (a) the terms of the Trust, (b) any agreement, indenture or other instrument to which the Trust is a party or by which the Trust or its assets may be bound or subject or (c) any law, regulation, order, arbitration award, judgment or decree applicable to the Trust.

                                   ARTICLE IV

                RESTRICTIONS ON DISPOSITION OF THE COMMON SHARES

         4.1. Restricted Securities. The Purchaser acknowledges that the Purchaser is acquiring the Common Shares pursuant to a transaction exempt from registration under the 1933 Act. The Purchaser represents, warrants and agrees that all Common Shares acquired by the Purchaser pursuant to this Agreement are being acquired for investment without any intention of making a distribution thereof, or of making any sale or other disposition thereof which would be in violation of the 1933 Act or any applicable state securities law, and that the Purchaser will not dispose of any of the Common Shares, except that the Trustee will, from time to time, convey to certain Plans (as defined in the Trust Agreement) or sell pursuant to an effective Registration Statement under the 1933 Act or an exemption therefrom, a portion of the Common Shares to satisfy the obligations of the Company or affiliate of the Company under such Plans, and except upon termination of the Trust to the extent that the Trust then holds any Common Shares, all in compliance with all provisions of applicable federal and state law regulating the issuance, sale and distribution of securities and then only in compliance with the Trust Agreement.

         4.2. Legend. Until such time as the Common Shares are registered pursuant to the provisions of the 1933 Act or may be sold without registration in accordance with Rule 144 under the 1933 Act, any certificate or certificates representing the Common Shares delivered pursuant to Section 1.1 will bear a legend in substantially the following form:

                 "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of unless they have first been registered under such Act or unless an exemption from registration is available."

The Seller may place stop transfer orders against the registration or transfer of any shares evidenced by such a certificate or certificates until such time as the requirements of the foregoing are satisfied.

                                   ARTICLE V

                              COVENANTS OF SELLER

         The Seller agrees that:

         5.1. Compliance and Filings. The Seller will comply with all federal, state, local and foreign laws, regulations or orders, and all the rules of any stock exchange or similar entity which are applicable to it or to the conduct of its business, and, without limiting the generality of the foregoing, shall make such filings, distributions and disclosures as are required by the 1933 Act, the 1934 Act or any of the regulations, rules or orders promulgated thereunder, insofar as the failure to comply would materially and adversely affect the Company and its subsidiaries taken as a whole. The Seller will maintain complete and accurate books, records and accounts in accordance with the requirements of Section 13(b)(2) under the 1934 Act.

         5.2. Registration; Listing. As soon as practicable after the Closing, the Seller shall cause the Common Shares to be listed on the New York Stock Exchange, Inc. The Seller will, after a written request by the Committee (as such term is defined in the Trust Agreement) to register under the 1933 Act such number of Common Shares as the Committee may from time to time direct, prepare for filing at the Seller's expense a registration statement with the Securities and Exchange Commission sufficient to permit the public offering of such Common Shares in accordance with the terms of this Agreement, and the Seller will use its best efforts in all matters necessary or advisable to cause such registration statement to become effective as promptly as practicable and to remain effective for a reasonable period, all to the extent requisite to permit the sale or other disposition of such Common Shares. The Seller shall also use its best efforts to register or qualify the Common Shares so registered under the securities and blue sky laws of such jurisdictions within the United States as the Trustee may reasonably request, provided, however, that the Seller shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then qualified.

                                   ARTICLE VI

                             CONDITIONS TO CLOSING

         6.1. Conditions to Obligations of Purchaser. The obligation of the Purchaser to purchase the Common Shares is subject to the satisfaction of the following conditions on the date of Closing:

                 (a) The representations and warranties of the Seller set forth in Article II hereof shall be true and correct; and if the Closing shall occur on a date other than the date of this Agreement, the Purchaser shall have been furnished with a certificate, dated the date of the Closing, to such effect, signed by an authorized officer of the Seller; and

                 (b) All permits, approvals, authorizations and consents of third parties necessary for the consummation of the transactions herein shall have been obtained, and no order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated by this Agreement, and no suit, action or other proceeding by any governmental body or other person shall have been instituted which questions the validity or legality of the transactions contemplated by this Agreement.

         6.2. Conditions to Obligations of the Seller. The obligation of the Seller to issue, sell and deliver the Common Shares to the Purchaser is subject to the satisfaction of the following conditions on the date of Closing;

                 (a) The representations and warranties of the Purchaser set forth in Article III hereof shall be true and correct; and if the Closing shall occur on a date other than the date of this Agreement, the Seller shall have been furnished with a certificate dated the date of the Closing, to such effect, signed by an authorized officer of the Trustee; and

                 (b) No order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated by this Agreement, and no suit, action or other proceeding by any governmental body or other person shall have been instituted which questions the validity or legality of the transactions contemplated by this Agreement.

                                  ARTICLE VII

                                 MISCELLANEOUS

         7.1. Expenses. The Seller shall pay all of its expenses, and it shall pay the Purchaser's expenses, in connection with the authorization, preparation, execution and performance of this Agreement, including, without limitation, the reasonable fees and expenses of the Trustee, its agents, representatives, counsel, financial advisors and consultants.

         7.2. Survival of Seller's Representations and Warranties. All representations and warranties made by the Seller to the Purchaser in this Agreement shall survive the Closing.

         7.3. Notices. All notices, requests, or other communications required or permitted to be delivered hereunder shall be in writing, delivered by registered or certified mail, return receipt requested, telecopier or hand delivery as follows:

                 (a)     To the Seller:

        Browning-Ferris Industries, Inc.
        757 N. Eldridge
        Houston, Texas  77079

        Attention:       Treasurer
                         Telecopier: (713) 584-8622
                         Assistant Secretary
                         Telecopier:  (713) 584-8652

                 (b)     To the Purchaser:

        Wachovia Bank of North Carolina, N.A.
        301 North Main Street
        Winston-Salem, North Carolina  27150-3099

        Attention:       Alan C. Frazier
                         Telecopier: (910) 770-4059

Any party hereto may from time to time, by written notice given as aforesaid, designate any other address to which notices, requests or other communications addressed to it shall be sent.

         7.4. Specific Performance. The parties hereto acknowledge that damages would be an inadequate remedy for any breach of the provisions of this Agreement and agree that the obligations of the parties hereunder shall be specifically enforceable, and neither party will take any action to impede the other from seeking to enforce such rights or specific performance.

         7.5. Successors and Assigns; Integration; Assignment. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective legal representatives, successors and assigns. This Agreement (a) constitutes, together with the Note, the Trust Agreement and any other written agreements between the Purchaser and the Seller executed and delivered on the date hereof, the entire agreement between the parties hereto and supersedes all other prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof, (b) shall not confer upon any person other than the parties hereto any rights or remedies hereunder and (c) shall not be assignable by operation of law or otherwise, except that the Trustee may assign all its rights hereunder to any corporation or other institution exercising trust powers in connection with any such institution assuming the duties of a trustee under the Trust.

         7.6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         7.7. Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         7.8. Amendment and Waiver. No amendment or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and signed by the Purchaser and the Seller.

         7.9. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if the signatures thereto were upon one instrument.

         7.10. Certain Limitations. The execution, delivery and performance by the Trustee of this Agreement have been, and will be, effected by the Trustee solely in its capacity as Trustee under the terms of the Trust and not in its individual or corporate capacity. Nothing in this Agreement shall be interpreted to increase, decrease or modify in any manner any liability of the Trustee to the Seller or to any trustee, representative or other claimant by right of the Seller resulting from the Trustee's performance of its duties under the constituent instruments of the Trust, and no personal or corporate liability shall be asserted or enforceable against the Trustee by reason of any of the covenants, statements or representations contained in this Agreement.

         7.11. Incorporation. The terms and conditions of the Trust Agreement relating to the nature of the responsibilities of the Trustee and the indemnification of the Trustee by the Seller are incorporated herein by reference and made applicable to this Agreement.

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement on the date and year first above written.

                                        BROWNING-FERRIS INDUSTRIES, INC.

                                        By:   /s/  Henry L. Hirvela
                                            ------------------------------------
                                        Name:      Henry L. Hirvela
                                        Title: Vice President & Treasurer


                                        WACHOVIA BANK OF NORTH CAROLINA, N.A.,
                                        as Trustee

                                        By:    /s/  Alan C. Frazier
                                            ------------------------------------
                                        Name:       Alan C. Frazier
                                        Title:      Vice President

                                                                      APPENDIX 1


                                PROMISSORY NOTE


$456,874,500.00
Houston, Texas                                                 February 28, 1995



                 FOR VALUE RECEIVED, the undersigned, Wachovia Bank of North Carolina, N.A., not in its individual or corporate capacity but solely in its capacity as Trustee of the Browning-Ferris Industries, Inc. Stock and Employee Benefit Trust (the "Trust") hereby promises on behalf of the Trust to pay to the order of Browning-Ferris Industries, Inc., a Delaware corporation (the "Company"), at the principal offices of the Company in Houston, Texas or at such other place as the Company shall designate in writing, the aggregate principal amount of FOUR HUNDRED FIFTY SIX MILLION EIGHT HUNDRED SEVENTY FOUR THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($456,874,500.00), as shown on Annex A attached hereto as such may be amended from time to time, with interest in arrears thereon, as hereinafter provided.

                 Principal shall be paid in installments in the amounts and on the dates set forth on the maturity schedule attached hereto as Annex A, the last such installment due on September 30, 2000; provided, however, that this Note may be prepaid in whole or in part at any time without penalty in accordance with Section 2.2 of the Trust Agreement creating the Trust (the "Trust Agreement"); and provided further, in accordance with Section 2.1 or 2.2 of the Trust Agreement, that all or any portion of the principal of this Note outstanding at any time, together with any accrued but unpaid interest on this Note, may be deemed forgiven; and provided further in the event that the Trust shall have been terminated in accordance with Section 8.2 of the Trust Agreement and the Trustee shall have complied with the requirements of Section
8.3 of the Trust Agreement, then any remaining principal of this Note then outstanding, together with any accrued but unpaid interest on this Note, shall be deemed forgiven. Interest on the unpaid principal balance, at an annual interest rate equal to 8.5%, shall be paid annually, in arrears, on or before each October 15 for interest accrued and unpaid as of the previous September 30, such payments commencing October 15, 1995, and shall be calculated on the basis of a 360-day year of 30-day months. Payments received within any Trust Year (as defined in the Trust Agreement) shall be applied (i) first to interest accrued and unpaid as of the date of any such payment and then, to the extent that any such payment exceeds such accrued and unpaid interest, (ii) to prepay interest that accrues after such payment through the end of such Trust Year, and then, (iii) to pay principal installments due within such Trust Year, and then, (iv) to the extent not otherwise distributed in accordance with Section
2.3 of the Trust Agreement, to additional installments of principal in the order of their scheduled maturity. Whenever any payment falls due on a Saturday, Sunday or public holiday, such payment shall be made on the next succeeding business day. Upon termination of the Trust, the entire unpaid balance of principal and interest shall be immediately payable.

                 This Note shall be construed under the laws of the State of Delaware.

                 The undersigned represents and warrants that the indebtedness represented by this Note was incurred for the purpose of purchasing shares of Common Stock, par value $.16 2/3 per share, of the Company.

                 The Note may not be assigned by the Company, other than by operation of law, without the prior express written consent of the undersigned.

                 The Company shall have no recourse whatsoever to any assets of the Trustee in its individual or corporate capacity for repayment. The Trustee is entering into this Note not in its individual or corporate capacity but solely as Trustee, and no personal or corporate liability or personal or corporate responsibilities are assumed by, or shall at any time be asserted or enforceable against, the Trustee in its individual or corporate capacity under, or with respect to, this Note.


                                      WACHOVIA BANK OF NORTH CAROLINA, N.A.,
                                        on behalf of
                                      BROWNING-FERRIS INDUSTRIES, INC.
                                      STOCK AND EMPLOYEE BENEFIT TRUST



                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                                                         ANNEX A


                            PRINCIPAL PAYMENT DATES

        Principal                                                 Principal
       Payment Date                                               Payments
       ------------                                             -------------
       30-Sep-1995                                               $        -0-
       30-Sep-1996                                                        -0-
       30-Sep-1997                                                        -0-
       30-Sep-1998                                                        -0-
       30-Sep-1999                                                        -0-
       30-Sep-2000                                                456,874,500
                                                                 ------------
                                                                 $456,874,500
                                                                 ============



                                     - 1 -